UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2010

ALLIED SECURITY INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26604	23-2770048
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1709 Route 34, Suite 2
Farmingdale, New Jersey 08750
 (Address of principal executive offices)

(732) 359-0260
(Registrant's telephone number, including area code)

1709 Route 34, Suite 2
Farmingdale, New Jersey 08750
(Former name or address, if changed since last report)

Copies to:
Louis A. Brilleman, Esq.
110 Wall Street, 11th Floor
New York, New York 10005
Phone: (212) 709-8210
Fax: (212) 943-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
Allied Security Innovations, Inc. (the “Company”) was notified that the audit practice of Bagell, Josephs, Levine & Company, LLC, the Company’s independent registered public accounting firm (the “Former Accountant”), was combined with Friedman LLP (“New Accountant”) on January 1, 2010.  As of the same date, the Former Accountant resigned as the independent registered public accounting firm of the Company and, with the approval of the Company’s Board of Directors, the New Accountant was engaged to be the Company’s independent registered public accounting firm.

The Former Accountant’s report on the financial statements for the years ended December 31, 2008 and 2007 were not subject to an adverse or qualified opinion or a disclaimer of opinion and were not modified as to audit scope or accounting principles. However, the Former Accountant’s report on the financial statements for the years ended December 31, 2008 and 2007 contained an explanatory paragraph which noted that there was substantial doubt about Company’s ability to continue as a “Going Concern” due to recurring net losses, a working capital deficiency and negative cash flows from operations.

During the two years ended December 31, 2008, and from December 31, 2008 through the January 1, 2010, there were no  reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K.

From the date the Company retained the Former Accountant on January 4, 2007 through the date of resignation , there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

During the two most recent fiscal years through the date of engagement, the Company did not consult with the New Accountant regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the New Accountant that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Exhibit Number	Description
16.1	Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Security Innovations Inc.

January 29, 2010	By:	/s/ Michael Pellegrino
Michael Pellegrino
Chief Financial Officer